                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /         Preliminary Proxy Statement     / / Confidential, For Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
/X/         Definitive Proxy Statement
/ /         Definitive Additional Materials

/ /         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMMISSION FILE NO. 0-23224

                           GREAT LAKES AVIATION, LTD.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)    Title of each class of securities to
          which transaction applies:
                                     ------------------------------------------
    2)    Aggregate number of securities to which
          transaction applies:
                              -------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state
          how it was determined):
                                  ---------------------------------------------
    4)    Proposed maximum aggregate value
          of transaction:
                          -----------------------------------------------------
    5)    Total fee paid:
                          -----------------------------------------------------

/ / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    1)    Amount Previously Paid:
                                  ---------------------------------------------
    2)    Form, Schedule or Registration Statement No.:
                                                       ------------------------
    3)    Filing Party:
                       --------------------------------------------------------
    4)    Date Filed:
                     ----------------------------------------------------------

                           GREAT LAKES AVIATION, LTD.
                              1708 38th Avenue West
                            Spencer, Iowa 51301-9211

                                  May 25, 1999

Dear Shareholder of Great Lakes Aviation, Ltd.:

            You are cordially invited to attend the Annual Meeting of Shareholders of Great Lakes Aviation, Ltd., to be held at The Village East Resort, located at 1405 Highway 71 South, Okoboji, Iowa, on Friday, June 25, 1999, at 10:00 a.m., local time.

            At the Annual Meeting you will be asked to vote for an amendment to the Amended and Restated Articles of Incorporation of the Company to authorize the issuance of preferred stock, for the election of four directors of the Company and to ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1999. The accompanying material contains the Notice of Annual Meeting, the Proxy Statement which includes information about the matters to be acted upon at the Annual Meeting, and the related Proxy Card.

            I encourage you to attend the Company's Annual Meeting. Whether or not you are able to attend the Annual Meeting in person, I urge you to sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you do attend the Annual Meeting in person, you may withdraw your Proxy and vote personally on any matters properly brought before the Annual Meeting.



                                       Very truly yours,

                                       GREAT LAKES AVIATION, LTD.

                                       /s/ Douglas G. Voss
                                       Douglas G. Voss
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                           GREAT LAKES AVIATION, LTD.
                              1708 38th Avenue West
                            Spencer, Iowa 51301-9211

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 25, 1999

                            ------------------------


            NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Great Lakes Aviation, Ltd. (the "Company") will be held at The Village East Resort, 1405 Highway 71 South, Okoboji, Iowa, on Friday, June 25, 1999, at 10:00 a.m., local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

            1. To elect four directors for the ensuing year and until their successors are duly elected and qualified;

            2. To consider and vote upon an amendment to the Company's Amended and Restated Articles of Incorporation to authorize the issuance of preferred stock.

            3. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999; and

            4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

            The transfer books of the Company will not be closed for the Annual Meeting. Only shareholders of record at the close of business on May 19, 1999, are entitled to notice of and to vote at the Annual Meeting.

            All shareholders are cordially invited and requested to attend the Annual Meeting in person. Shareholders who are unable to attend in person are requested to complete, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors of the Company. Your attendance at the Annual Meeting, whether in person or by proxy, is important to ensure a quorum. If you return your proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to your vote at the Annual Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Douglas G. Voss
                       Douglas G. Voss
                       Chairman of the Board, President and
                       Chief Executive Officer

Spencer, Iowa
May 25, 1999

                           GREAT LAKES AVIATION, LTD.
                              1708 38th Avenue West
                            Spencer, Iowa 51301-9211

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                       1999 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 25, 1999

                              --------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Great Lakes Aviation, Ltd. (the "Company" or "Great Lakes"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Village East Resort, 1405 Highway 71 South, on Friday, June 25, 1999, at 10:00 a.m., local time, and at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy are first being mailed to Shareholders on or about May 25, 1999.

            The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their best judgement. Shares of Common Stock represented by properly executed proxies on which no specification has been made will be voted: (i) in favor of the election of the nominees for directors listed herein; (ii) in favor of an amendment to the Company's Amended and Restated Articles of Incorporation to authorize the issuance of preferred stock; and
(iii) in favor of the selection of KPMG Peat Marwick LLP as the independent public accountants of the Company. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

RECORD DATE AND OUTSTANDING COMMON STOCK

            Only holders of Common Stock of the Company whose names appear of record on the books of the Company at the close of business on May 19, 1999 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. On the Record Date, the issued and outstanding voting shares of the Company consisted of 8,637,440 shares of Common Stock, each entitled to one vote per share.

REVOCABILITY OF PROXIES

            Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (i) executing a later-dated proxy relating to the same shares and delivering it to Chief Financial Officer of the Company prior to the vote at the Annual Meeting, (ii) filing a written notice of revocation bearing a later date than the proxy with the Chief Financial Officer of the Company prior to the Annual Meeting, or (iii) appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Great Lakes Aviation, Ltd., 1708 38th Avenue West, Spencer, Iowa 51301-9211,
Attention:

Thomas J. Ahmann, Chief Financial Officer, or hand-delivered to the
Chief Financial Officer of the Company prior to the vote at the Annual Meeting.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

            The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

            If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining whether a quorum is present, but will not be considered to have been voted in favor of such matter.

            If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

            The following table contains certain information as of April 15, 1999 regarding the beneficial ownership of the Common Stock by (i) each person known to the Company to own beneficially five percent or more of the Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) the directors and executive officers as a group. Any shares which are subject to an option or a warrant exercisable within 60 days are reflected in the following table and are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the option or warrant holder but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown. Unless otherwise indicated, the address for each listed shareholder is c/o Great Lakes Aviation, Ltd.,1708 38th Avenue West, Spencer, Iowa 51301-9211.

                                                           AMOUNT AND NATURE            PERCENTAGE OF
                                                       OF BENEFICIAL OWNERSHIP(1)     OUTSTANDING STOCK
                                                       --------------------------     -----------------
Douglas G. Voss ................................              5,275,000(2)(3)              61.1%

Gayle R. Voss...................................              2,350,000(2)(3)              27.2%

Raytheon Aircraft Credit Corporation............              1,000,000(4)                 10.4%
10511 East Central
Wichita, Kansas  67206

Tennebaum & Co., LLC............................                500,000(5)                  5.8%
1999 Avenue of the Stars, 32nd Floor
Los Angles, California  90067

Michael E. Tennebaum............................                500,000(6)                  5.8%
1999 Avenue of the Stars 32nd Floor
Los Angeles, California 90067

Iowa Great Lakes Flyers, Inc....................                500,000(7)                  5.8%
1965 330th Street
Spencer, Iowa 51301

Roland G. Bergeson.................................              28,700                        *

Vernon A. Mickelson.............................                 17,000(8)                     *
1209 3rd Avenue West
Spencer, Iowa 51301

Richard H. Fontaine.............................                 12,000(9)                     *

James E. Tostenrud..............................                  6,892(10)                    *

Jeffery M. Davis................................                  6,879(10)                    *

W. Eric Winger.....................................               6,100(10)                    *

James A. Frazier................................                  5,600(10)                    *

Ivan L. Simpson.................................                  2,000(11)                    *
21261 North Bay Drive
Spirit Lake, Iowa 51360

Richard A. Hanson...............................                  1,279                         *

Thomas J. Ahmann................................                         -                    0%


                                       3



Kenneth W. Anderson................................                      -                    0%

All directors and officers as a group
   (13 persons).................................              5,361,450                    61.7%

-------------------
*       Indicates ownership of less than 1% of the outstanding shares of Common
        Stock.

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "Commission") and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days. The same shares may be beneficially owned by more than one person.

(2) Ms. Voss has granted to Mr. Voss an irrevocable proxy to vote all of her shares of Common Stock (the "Shares") until June 28, 2010. Mr. and Ms. Voss have also entered into a Shareholder Buy-Sell Agreement (the "Agreement") with respect to the Shares. The term of the Agreement (the "Term") is until June 28, 2010 or until such time as Ms. Voss does not own any Shares or the Company is dissolved or liquidated. Pursuant to the Agreement, Ms. Voss may not sell any Shares until June 28, 1999, at which time she may sell 470,000 Shares and an additional 235,000 Shares in each year thereafter. Mr. Voss, however, has been granted a right of first refusal to purchase for the market price any Shares which Ms. Voss desires to so sell. The Agreement also provides Mr. Voss the option to purchase any Shares at any time during the Term for the market price of shares of Common Stock. The Agreement provides that in any transaction in which Mr. Voss sells greater than 5% of his shares of Common Stock, Mr. Voss has the right to compel Ms. Voss to include the Shares held by her in such transaction on the same terms as the shares of Common Stock of Mr. Voss. In turn, Ms. Voss has the right to have her Shares included by Mr. Voss in any such transaction on a pro rata basis. The Agreement also provides Mr. Voss with the right to purchase the Shares at the market price upon the death of Ms. Voss or upon an involuntary disposition of the Shares held by Ms. Voss. Pursuant to the Agreement, Mr. Voss will vote all shares of Common Stock beneficially owned by him (including the Shares) for the election of Ms. Voss to the Board.

(3) Mr. Voss is the beneficial owner of 5,275,000 shares of Common Stock. Ms. Voss is the record owner of 2,350,000 shares of Common Stock. The shares of Common Stock owned by Ms. Voss and the shares of Common Stock owned by Iowa Great Lakes Flyers, Inc. are included in the 5,275,000 shares of Common Stock reported by Mr. Voss.

(4) Consists of a warrant for the purchase of an aggregate of 1,000,000 shares of Common Stock.

(5) Beneficial ownership of all 500,000 shares of Common Stock is shared with Michael E. Tennebaum.

(6) Beneficial ownership of all 500,000 shares of Common Stock is shared with Tennebaum & Co. LLC.

(7) Beneficial ownership of all 500,000 shares of Common Stock is shared with Douglas G. Voss.

(8) Includes 10,000 shares of Common Stock subject to currently exercisable options.

(9) Includes 12,000 shares of Common Stock subject to currently exercisable options.

(10) Includes 5,600 shares of Common Stock subject to currently exercisable options.

(11) Consists of 2,000 shares of Common Stock subject to currently exercisable options.

                       COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth information regarding the compensation received by the Company's Chief Executive Officer for the years ended December 31, 1998, 1997 and 1996. No other executive officer was paid a salary which exceeded $100,000 for the year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                                                      LONG-TERM
                                                                                                                    COMPENSATION
                                                                                                                       AWARDS
                                                                                                               --------------------
                                                                           ANNUAL COMPENSATION                      SECURITIES
                                                             -------------------------------------------------      UNDERLYING
NAME AND PRINCIPAL POSITION                                       FISCAL YEAR                 SALARY                 OPTIONS(#)
------------------------------------------------------------ ----------------------- ------------------------- --------------------
Douglas G. Voss.................................................     1998                  $151,250                 100,000
                                                                     1997                  $127,500                      -
                                                                     1996                  $127,500                      -

             The following table summarizes stock option grants and option exercises during the fiscal year ended December 31, 1998 to or by the Chief Executive Officer and certain other information relative to such options. As stated above, no other executive officer was paid a salary which exceeded $100,000 for the year ended December 31, 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                                                                                          POTENTIAL REALIZABLE
                           NUMBER OF           PERCENT OF TOTAL                                             VALUE AT ASSUMED
                           SECURITIES         OPTIONS GRANTED TO                                         ANNUAL RATES OF STOCK
                          UNDERLYING             EMPLOYEES IN                                           PRICE FOR OPTION TERMS (2)
                            OPTIONS                FISCAL                EXERCISE      EXPIRATION   -------------------------------
           NAME             GRANTED                 YEAR                  PRICE          DATE              5%                 10%
-----------------------------------------------------------------------------------------------------------------------------------
       Douglas G. Voss       100,000                 36.1%               $2.75         July 1, 2008     $172,946          $438,279


(1) On July 1, 1998, the Company granted Mr. Voss an option to purchase 100,000 shares of Common Stock. In connection with such grant, the Company's Compensation Committee received a Competitive Review of the Executive Compensation Program for the Chief Executive Officer, stating that the options granted to Mr. Voss were competitive and appropriate in light of comparable companies, particularly given the Company's improving performance and the fact that Mr. Voss does not receive any form of short term incentives.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of the future Common Stock Price.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                  Number of Securities
                                    Shares                              Underlying                   Value of  In-the
                                  Acquired on      Value             Options at FY-End           Money Options at FY-End(2)
             Name                  Exercise      Realized          Exercisable/Unexercisable       Exercisable/Unexercisable
-----------------------        --------------   -----------     -----------------------------    ----------------------------
Douglas G. Voss                        -            -                  0/100,000(1)                    $0/$12,500


(1) On July 1, 1998, the Company granted Mr. Voss an option to purchase 100,000 shares of Common Stock. In connection with such grant, the Company's Compensation Committee received a Competitive Review of the Executive Compensation Program for the Chief Executive Officer, stating that the options granted to Mr. Voss were competitive and appropriate in light of comparable companies, particularly given the Company's improving performance and the fact that Mr. Voss does not receive any form of short term incentives.

(2) Market value of underlying securities at fiscal year end minus the exercise price.

            NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE "COMPANY STOCK PERFORMANCE" SECTION BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                         REPORT ON REPRICING OF OPTIONS

            In May 1995, the Compensation Committee approved resolutions authorizing the exchange and repricing ("repricing") of certain outstanding stock options held by employees of the Company whereby each employee could voluntarily surrender and cancel his or her existing stock options and receive new options exercisable for 70% of the number of shares of Common Stock underlying the previous options, on the terms described below. The Compensation Committee noted that the overall purpose of the Company's stock option plans had been to attract and retain the services of the Company's employees and to provide incentives to such persons to exert maximum efforts for the Company's success. The Compensation Committee concluded that the decline in the market value of shares of Common Stock had frustrated these purposes and diminished the value of the Company's stock option program as an element of the Company's overall compensation arrangements. Further, the Compensation Committee expressed its view that a repricing program could also reduce the number of shares of Common Stock issuable upon exercise of outstanding options. Accordingly, the Compensation Committee adopted a repricing program with the following elements:

            All employees of the Company holding options (the "Old Options") to purchase shares of Common Stock at the time of the repricing would be eligible to participate in the repricing program. Each such participant who so chose could cancel any Old Options and in exchange would receive a grant of new options (the "New Options") for 70% of the number of shares underlying the canceled Old Options. At the time of the repricing, the exercise price of such Old Options was $11.00 per share of Common Stock. The exercise price of all New Options is $3.88 per share of Common Stock. Vesting under the Old Options did not transfer to the New Options. New Options replacing Old Options would vest in equal amounts over a five year period, beginning May 19, 1996. The term of each New Option was ten years and the exercise price of the New Options was the fair market value on the date of grant.

                           The Compensation Committee:
                               Vernon A. Mickelson
                                 Ivan L. Simpson

                     BOARD REPORT ON EXECUTIVE COMPENSATION

            The Compensation Committee determined the compensation arrangements for the Company's executive officers for 1998 in June 1998. The Compensation Committee's principal responsibility is to ensure the Company's executive and director compensation plans are aligned with and promote the Company's business objectives. In particular, because the operations of the Company have expanded rapidly during the past year the Compensation Committee is seeking to structure and implement an executive compensation package which will attract and retain executives capable of managing these expanded operations and assuring the future success of the Company.

            The Company's executive compensation package in 1998 consisted of two main components: (i) base salary, and (ii) stock options. The base salary of each of the executive officers was determined after considering the responsibilities and performance of the individual officer, the experience of the individual officer and base salaries for comparable companies. The Compensation Committee believes that the Company's compensation programs for executive officers of the Company and stock option grants under the Company's 1993 Stock Option Plan, which was approved by the Company's shareholders, are designed to align the long-term interests of the Company's executives and its shareholders and assist in the retention of executives.

            In determining the compensation package for Douglas G. Voss, the Chief Executive Officer of the Company, the Compensation Committee noted that the ownership by Mr. Voss of a substantial number of shares of Common Stock uniquely aligns his long-term interests with the Company's shareholders. In light thereof, the Compensation Committee has historically not tied Mr. Voss' compensation to Company performance. However, given that the Compensation Committee determined that Mr. Voss' base salary had historically been below that of Chief Executive Officers of comparable companies, and in light of the Compensation Committee's determination that the Company's growth plans are such that an incentive-based component of the Chief Executive Officer's compensation will assist in the realization of these growth plans, the Company granted Mr. Voss a nonqualified option on July 1, 1998 for the purchase of 100,000 shares of Common Stock at an exercise price of $2.75 per share. This is a 10-year option vesting over a 5-year period. Prior to such grant, the Company's Compensation Committee received a Competitive Review of the Executive Compensation Program for the Chief Executive Officer, stating that the options granted to Mr. Voss were competitive and were appropriate in light of comparable companies, particularly given the Company's improving performance and the fact that Mr. Voss does not receive any form of short term incentives.

                             Compensation Committee:
                               Vernon A. Mickelson
                                 Ivan L. Simpson

                            COMPANY STOCK PERFORMANCE

            Set forth below is a graph prepared by the Center for Research in Security Prices ("CRSP") comparing the cumulative total shareholder return on shares of Common Stock since January 20, 1994, the effective date of the Company's initial public offering, through December 31, 1999, with the cumulative total return on the CRSP Total Returns Index for The NASDAQ Stock Market (U.S. Companies) and the CRSP Total Returns Index for NASDAQ Stocks (SIC 4510-4529US) (an index of peer companies represented by companies engaged in air transportation, and regional airlines) for the same period. The graph assumes an initial investment of $100.00 and reinvestment of dividends, if any.

                                    [GRAPH]

-----------------------------------------------------------------------------------------------
                                     LEGEND
CRSP Total Returns Index for:        01/1994   12/1994   12/1995   12/1996  12/1997   12/1998
-----------------------------        -------   -------   -------   -------  -------   --------
Great Lakes Aviation, Ltd.           100.0       40.8      30.6      20.4     14.3      23.5
Nasdaq Stock Market (US Companies)   100.0       95.9     135.7     166.9    204.7     288.4
NASDAQ Stocks (SIC4510-4529 US)
  Air Transportation Services        100.0       66.2     156.7     121.7    152.8     141.1


NOTES:
A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceeding trading day is used.
D.  The index level for all series was set to $100.0 on 01/20/1994.
-----------------------------------------------------------------------------------------------

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

            The person named in the accompanying proxy will vote for the election of the below named nominees, unless authority to vote is withheld. Each of the four nominees presented for director is currently a member of the Board and was previously elected by the Company's shareholders. Directors of the Company are elected annually to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Board unanimously recommends a vote for each of the following nominees. All nominees have agreed to stand for election at the Annual Meeting. If, prior to the Annual Meeting, the Board learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the Board.

NOMINEES FOR ELECTION AS DIRECTOR

            The following table sets forth certain information regarding the nominees for election as director of the Company. All of the directors of the Company elected at the Annual Meeting will serve until their successors are duly elected and qualified.


Name                    Age   Position
-------------------     ---   -----------------------------------------------
Douglas G. Voss         44    President, Chief Executive Officer and Director
Vernon A. Mickelson     72    Director
Gayle R. Voss           39    Director
Ivan L. Simpson         48    Director


            The following describes the business, the business experience and background of the nominees, each of whom currently serves as a director of the Company.

            DOUGLAS G. VOSS, age 44, co-founded the Company in 1979 and has served in the positions of Chief Executive Officer and a director of the Company since the Company's inception. Mr. Voss became a pilot in 1974 and holds both an Airline Transport Pilot Certificate and an Airframe and Powerplant Mechanic Certificate. Mr. Voss is a graduate of Colorado Aero Tech. In 1977 and 1978, Mr. Voss was employed as a mechanic for a subsidiary of Executive Beechcraft, Inc. Mr. Voss has also served the Company in a number of operational positions, including Director of Maintenance and Director of Operations.

            VERNON A. MICKELSON, age 72, became a director of the Company in December 1993. For more than the past seven years, Mr. Mickelson has been self-employed as a consultant and has provided services to the Company concerning matters involving Federal Aviation Administration ("FAA") regulatory compliance and maintenance quality control. Mr. Mickelson has worked in the aviation industry since 1949, primarily in the field of aircraft maintenance. From 1973 to 1988, Mr. Mickelson was employed by the FAA as a supervisor of FAA maintenance and avionics inspectors operating in the State of Iowa.

            GAYLE R. VOSS, age 39, has been a director of the Company since December 1996. Ms. Voss has held various positions with the Company since its inception including assisting in the management of the Spirit Lake Airport from 1978 through 1992, Station Agent and Station Manager responsible for all airline reservations from 1982 through 1985, Airline Accounts Receivable and Revenue Accounting Manager from 1985 through 1989, Airline Executive Office Receptionist from 1989 through 1996 and Director of Airport Services and Airport Manager from June 1996 through the present.

            IVAN L. SIMPSON, age 48, became a director of the Company in 1997. Mr. Simpson co-founded the Company in 1979, and served in various operational roles through 1987, including: Chief Pilot, Director of

Security, and most recently, Vice President and Director of Operations. He has been employed as an Airline Transport Pilot for American Airlines since 1987. Mr. Simpson holds an Airline Transport Pilot Certificate and is Type rated in the Boeing 757/767 aircraft.

THE BOARD AND COMMITTEES

            In 1998 the Board held four meetings. Each of the incumbent directors attended all of the meetings of the Board and each Committee of which he or she was a member held during 1998.

            On April 14, 1998 the Board ratified the members of its Audit Committee and its Compensation Committees for 1998. The members of each committee during 1998 were Mr. Vernon A. Mickelson and Mr. Ivan L. Simpson.

            The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting and auditing staff and its independent public accountants and to consider any questions raised with respect to accounting and auditing policies and procedures. During 1998, the Audit Committee held one meeting.

            The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the Company, to grant options to employees under the Company's option plans, and to review and approve compensation and benefit plans of the Company. During 1998, the Compensation Committee held two meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            As stated above, Messrs. Mickelson and Simpson comprised the Compensation Committee for purposes of setting compensation levels for 1998. No member of the Compensation Committee was an officer or employee of the Company or its subsidiary during the fiscal year ended December 31, 1998. Mr. Simpson was an officer and employee of the Company from 1979 through 1987. Mr. Simpson was an officer and employee of the Company from 1979 through 1987. No executive officer of the Company served as a member of the Compensation Committee or board of directors of another entity, one of whose executive officers served on the Company's Compensation Committee or Board during the fiscal year ended December 31, 1998.

COMPENSATION OF DIRECTORS

            Directors of the Company who are not employees of the Company participate in the Company's Director Stock Option Plan, receive $1,000 for each meeting of the Board or a meeting of a committee of the Board attended (not to exceed $1,000 per day) and are reimbursed for out-of-pocket expenses incurred on behalf of the Company.

REQUIRED VOTE

            Election as a director requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

                       PROPOSED AMENDMENT TO THE ARTICLES
                 OF INCORPORATION TO AUTHORIZE UP TO 25,000,000
                            SHARES OF PREFERRED STOCK

            The Board of Directors has unanimously adopted and submitted to the shareholders for approval an amendment to the Amended and Restated Articles of Incorporation (the "Preferred Stock Amendment") to authorize the issuance by the Company of up to 25,000,000 shares of preferred stock (the "Preferred Stock"). The text of the Preferred Stock Amendment is attached hereto as Exhibit A and is incorporated herein by reference.

            The Board of Directors believes that the authorization of the Preferred Stock is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, such as financing, strategic alliances, corporate mergers, acquisitions, the possible conversion of existing debt to equity and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company. In addition, the Board of Directors believes that it is desirable that the Company have the flexibility to issue shares of Preferred Stock without further shareholder action, except as otherwise provided by law.

            The Preferred Stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as are determined by the Board of Directors. Thus, if the Preferred Stock Amendment is approved, the Board of Directors would be entitled to authorize the creation and issuance of up to 25,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, without further authorization by the Company's shareholders. Shareholders will not have preemptive rights to subscribe for shares of Preferred Stock.

            It is not possible to determine the actual effect of the Preferred Stock on the rights of the shareholders of the Company until the Board of Directors determines the rights of the holders of a series of the Preferred Stock. However, such effects might include (i) restrictions on the payment of dividends to holders of the Common Stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights;
(iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock.

            The Board of Directors is required by Iowa law to make any determination to issue shares of Preferred Stock based upon its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board or Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the Common Stock held by the holders of Common Stock.

            While the Company may consider effecting an equity offering of Preferred Stock in the future for the purposes of raising additional working capital or otherwise, the Company, as of the date hereof, has no agreements or understandings with any third party to effect any such offering and no assurances are given that any offering will in fact be effected.

DISSENTERS' RIGHTS

            The Company's shareholders are not entitled to dissenters' rights of appraisal under Iowa law or under the Company's Amended and Restated Articles of Incorporation or Bylaws with respect to the Preferred Stock Amendment.

REQUIRED VOTE

            The affirmative vote of holders of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the amendment. As a result, abstentions and broker non-votes will have the same effect as negative votes. THE BOARD OF DIRECTORS CONSIDERS THE AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT.

                                 PROPOSAL NO. 3

                                 RATIFICATION OF
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

            The Board of Directors has appointed KPMG Peat Marwick LLP as independent public accountants for the Company for the year ending December 31, 1999. A proposal to ratify that appointment will be presented to Shareholders at the Annual Meeting. If the Shareholders do not ratify the selection of KPMG Peat Marwick LLP, another firm of independent public accounts will be selected by the Board. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from Shareholders in attendance.

REQUIRED VOTE

            The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG Peat Marwick LLP as independent public accountants of the Company for the year ending December 31, 1999. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AS SET FORTH IN PROPOSAL NO. 3.

                              CERTAIN TRANSACTIONS

            Douglas G. Voss is the sole owner of Iowa Great Lakes Flyers, Inc. ("Flyers"), a corporation which owns and operates four-passenger and six-passenger aircraft and several Beech 1900 aircraft, and owns a fleet of rental cars. From time to time, Flyers leases its four-passenger and six-passenger aircraft to the Company for use in its charter and freight operations. In December 1994, the Company and Flyers entered into Aircraft Lease Agreements pursuant to which the Company is leasing from Flyers two Beech 1900 aircraft. These Aircraft Lease Agreements are on a month-to-month basis and had lease payments of $27,000 per month per aircraft through July 1, 1995, and thereafter have had lease payments of $33,000 per month per aircraft. These Aircraft Lease Agreements provide that the Company perform all required maintenance. In September 1997, Flyers sold one of the aircraft and subsequently terminated the lease to the Company on that aircraft. The Company believes that its leases of aircraft from Flyers are on terms no less favorable to the Company than would be similar transactions with unaffiliated third parties. Under these leases, the Company paid to Flyers a total of approximately $516,000 for leased planes in connection with charter and freight operations and $15,000 for automobile rental payments during the year ended December 31, 1998. Additionally, from time to time Flyers loans funds to the Company on a short term basis. As of April 15, 1999, the Company owed Flyers a total of approximately $500,000. Mr. Voss is also the owner of M&G Air travel, Inc. ("M&G"), a corporation which owns and operates four-passenger and six-passenger aircraft and owns a fleet of rental cars. In December 1997, M&G purchased two Beech 1900C aircraft and the Company became guarantor of the debt. In April of 1998, M&G entered into an agreement to sell the aircraft to Raytheon Aircraft Credit Corporation under a sale-leaseback arrangement, eliminating the Compay's guarantee of the debt. In January 1998, the aircraft were leased to the Company on a month-to-month basis and have lease payments of $22,000 per month per aircraft. The Company subsequently subleased these aircraft to third parties at the same lease rate. In September 1998, M&G leased three additional 1900C aircraft that were subleased to the Company on a month-to-month basis at a rate of $22,000 per month. The Company incurred rents to M&G in the aggregate amount of approximately $704,000 for leased planes in connection with charter and freight operations during the year ended December 31, 1998. In January 1999, the Company terminated the leases to the third party and began operating the aircraft primarily in freight operations. As of April 15, 1999, the Company owed M&G a total of approximately $1,144,000.

            On September 8, 1998 the Company completed a private placement to assist the Company in complying with the Nasdaq SmallCap Market listing requirements. The transaction occurred between the Company and two investors who each purchased $1 million of the Company's Common Stock, or 500,000 shares each at a per share price of $2.00. One of the investors was Flyers. The Company received an opinion from Dougherty Summit, LLC, financial advisors, to the effect that the transaction was fair to the Company from a financial point of view, and the transaction was approved by the unanimous vote of the Board of Directors (with Mr. Voss abstaining).

            The Company and Roland Bergeson, an executive officer of the Company, are parties to a letter agreement executed July 1, 1998 governing his employment with the Company. The agreement sets Mr. Bergeson's initial compensation level at $140,000 annually and makes him eligible for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the Agreement, Mr. Bergeson received a 10-year option for the purchase of 50,000 shares of the Company's Common Stock. This option has an exercise price of $2.75 and vests over a five year period. Pursuant to the agreement, Mr. Bergeson's employment is voluntary and may be terminated by the Company or Mr. Bergeson at any time with six months prior written notice, provided, however, that if the Company terminates Mr. Bergeson's employment without cause, Mr. Bergeson shall receive an amount equal to his base salary per month at the end of each of the six months immediately following the date of termination but in no event shall he receive any such payments after he gains employment elsewhere. The Company may immediately terminate Mr. Bergeson's employment for cause upon written notice to Mr. Bergeson. The agreement also provides for accelerated vesting of unvested stock options if a change of the ownership of the Company occurs. Pursuant to this letter agreement, Mr. Bergeson received approximately $70,000 in compensation for the fiscal year ended December 31, 1998.

            The Company and Thomas J. Ahmann, an executive officer of the Company, are parties to a letter agreement executed on January 25, 1999 governing his employment with the Company. The agreement sets Mr. Ahmann's initial compensation level at $120,000 annually and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the Agreement, Mr. Ahmann received a 10-year option for the purchase of 50,000 shares of the Company's Common Stock. This option has an exercise price of $2.75 and vests over a five year period. Pursuant to the agreement, Mr. Ahmann's employment is voluntary and may be terminated by the Company or Mr. Ahmann at any time with six months prior written notice, provided, however, that if the Company terminates Mr. Ahmann's employment without cause, Mr. Ahmann shall receive an amount equal to his base salary per month at the end of each of the six months immediately following the date of termination but in no event shall he receive any such payments after he gains employment elsewhere. The Company may immediately terminate Mr. Ahmann's employment for cause upon written notice to Mr. Ahmann. The agreement also provides for accelerated vesting of unvested stock options if a change of ownership of the Company occurs. Mr. Ahmann did not receive any compensation for the fiscal year ended December 31, 1998, having joined the Company in January, 1999.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and provide the Company with copies of such reports. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, its directors and executive officers filed all reports on a timely basis.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

            The following table provides information with respect to the Company's executive officers. Each such person has been appointed to serve until his or her successor is duly appointed by the Board or his or her earlier removal or resignation from office.

Name                     Age      Title
----                     ---      -----
Douglas G. Voss           44      Chief Executive Officer, President and
                                  Chairman of the Board of Directors

Thomas J. Ahmann          60      Chief Financial Officer

Roland G. Bergeson        58      Executive Vice President and Chief Operating
                                  Officer

Richard H. Fontaine       58      Senior Vice President-Marketing

Richard A. Hanson         40      Vice President and Controller

James A. Frazier          40      Vice President-Customer Service

Jeffrey M. Davis          36      Vice President Operations

Kenneth W. Anderson       52      Vice President-Maintenance

James E. Tostenrud        44      Chief Pilot

W. Eric Winger            44      Vice President-Product Development


            DOUGLAS G. VOSS - See "Election of Directors"

            THOMAS J. AHMANN. Mr. Ahmann joined Great Lakes as Chief Financial Officer on January 25, 1999. Previously he had been employed by Destion Fearing Corporation from July 1993 to January 1999 as Chief Financial Officer, Vice President of Finance, Secretary and Treasurer.

            ROLAND G. BERGESON. Mr. Bergeson joined Great Lakes on July 1, 1998 as Executive Vice President and Chief Operating Officer. In this position, Mr. Bergeson is responsible for the flying operations, maintenance and customer service functions of the airline. From March 1994 to July 1998, Mr. Bergeson was employed by WestAir Commuter Airlines, Inc. as its President.

            RICHARD H. FONTAINE. Mr. Fontaine rejoined Great Lakes in his present position on September 15, 1995. He previously had held the position of President from 1988 to 1983. In the interim, he was employed by GP

Express Airlines ("GP Express") as Executive Vice President, Marketing and Planning. Subsequent to Mr. Fontaine's departure, GP Express entered into Chapter 11 proceedings under the federal bankruptcy laws

            RICHARD A. HANSON. Mr. Hanson rejoined Great Lakes in his present position on June 1, 1997. He previously held the positions at Great Lakes of Senior Vice President - Finance from 1993 to 1994, and Controller from 1990 to 1993. In the interim, Premium Standard Farms employed him as Corporate Finance Manager. Previously he had been at First Image Corporation as Regional Manager of Finance and Administration from 1988 to 1990. Mr. Hanson is a Certified Public Accountant.

            JAMES A. FRAZIER. Mr. Frazier joined Great Lakes in March 1990 as Director of Stations and was promoted to his present position of Vice President of Customer Service in March 1992.

            JEFFERY M. DAVIS. Mr. Davis joined Great Lakes in March 1988 as a commercial pilot. He has served in many positions within the Flight Operations area of the Company, including Line Pilot, Instructor, Check-Airman, and Director of Training. He was promoted to his current position in December 1994. Mr. Davis is the holder of an Airline Transport Pilot Certificate and is currently a Designated Pilot Examiner for the Federal Aviation Administration.

            KENNETH W. ANDERSON. Mr. Anderson joined Great Lakes on November 1, 1998 as Vice President of Maintenance. Previously he had been at WestAir Airlines, a subsidiary of Mesa Air Group as Vice President of Technical Services from May 1994 to June 1998.

            JAMES E. TOSTENRUD. Mr. Tostenrud joined Great Lakes as Chief Pilot on March 25, 1990 and has held this position since that time.

            W. ERIC WINGER. Mr. Winger has been with Great Lakes for over 17 years. Since 1982, Mr. Winger has held the position of Vice President of Product Development.

            The officers of the Company are elected annually and serve at the discretion of the Board of Directors.

                         VOTING OF PROXIES AND EXPENSES

            The Board recommends that an affirmative vote be cast in favor of each of the proposals listed in the Proxy.

            The Board knows of no other matters that may be brought before the Annual Meeting which require submission to a vote of the Company's shareholders. If any other matters are properly brought before the Annual Meeting, however, the persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

            Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The Company has retained Norwest Shareowner Services to assist in the solicitation of proxies, at an estimated cost of $3,100 plus reimbursement of out-of-pocket expenses. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of Common Stock and will reimburse such persons for their expenses so incurred.

                              SHAREHOLDER PROPOSALS

            If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of the Company, 1798 38th Avenue West, Spencer, Iowa 51301-9211, Attn: Chief Financial Officer, no later than January 11, 2000. All proposals must conform to the rules and regulations of the SEC. The SEC recently amended Rule 14a-4, which governs the use by the Company of discretionary voting authority with respect to other shareholder proposals. SEC Rule 14a-4(c)(1) provides that, if the proponent of a shareholder proposal fails to notify the Company at least 45 days prior to the month and day of the mailing of the prior year's Proxy Statement, the proxies of the Company's management would be permitted to use their discretionary authority at the Company's next Annual Meeting of Shareholders if the proposal were raised at the meeting without any discussion of the matter in the Proxy Statement. For purposes of the 2000 Annual Meeting of Shareholders, the deadline is April 10, 2000.

                           ANNUAL REPORT ON FORM 10-K

            A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as filed with the SEC, including the financial statements and the financial statement schedules thereto, accompanies this Notice of Annual Meeting, Proxy Statement and related proxy card. The Company will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on the Company's reasonable expenses in furnishing such exhibit(s). Requests for copies of such exhibit(s) should be directed to Richard
A. Hanson, Controller and Vice President, at the Company's principal address.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Douglas G. Voss
                                       Douglas G. Voss
                                       Chairman of the Board, President, and
                                       Chief Executive Officer

Spencer, Iowa
May 25, 1999

                                    EXHIBIT A
                           (PREFERRED STOCK AGREEMENT)

                                   ARTICLE II

            A. AUTHORIZED CAPITAL. The total number of shares of stock which the Corporation shall have authority to issue is 75,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.01 per share (hereinafter referred to as the "Common Stock"), and 25,000,000 shares of preferred stock, par value $0.01 per share (hereinafter referred to as the "Preferred Stock"). The powers, designations, preferences and relative, participating, optional or other special rights (and the qualifications, limitations or restrictions thereof) of the Common Stock and the Preferred Stock are as set forth in this
Article II.

            B. COMMON STOCK. The Common Stock shall be subject to the express terms of any series of Preferred Stock set forth in the Preferred Stock Designation (as defined below in Section C of this Article II) relating thereto. Each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all other matters on which shareholders of the Corporation are entitled to vote. The holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in stock or otherwise.

            C. PREFERRED STOCK. The Board of Directors of the Corporation (hereinafter referred to as the "Board of Directors") is hereby expressly authorized at any time and from time to time, to create and provide for the issuance of shares of Preferred Stock in one or more series, and, by filing a certificate pursuant to the Act (hereinafter preferred to as a "Preferred Stock Designation"), to establish the number of shares to be included in each such series, and to fix the designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions thereon, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, including, but not limited to, the following:
(1) the designation of and the number of shares constituting such series, which number the Board of Directors may thereafter (except as otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares of such series then outstanding or reserved for issuance); (2) the dividend rate for the payment of dividends on such series, if any, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends, if any, shall bear to the dividends payable on any other class or classes of or any other series of capital stock, and whether such dividends, if any, shall be cumulative or non-cumulative; (3) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption; (4) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series; (5) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of, any other series of any class or classes of capital stock of, or any other security of, the Corporation or any other corporation, and, if provision be made for such conversion or exchange, the times, prices, rates, adjustments and any other terms and conditions of the such conversion or exchange; (6) the extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directions or otherwise; (7) the restrictions, if any, on the issue or reissue of shares of the same series or of any other class or series; (8) the amounts payable on and the preferences, if any, of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and (9) any other relative rights, preferences and limitations of that series.

                           GREAT LAKES AVIATION, LTD
                             1708 38TH AVENUE WEST
                            SPENCER, IOWA 51301-9211

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated May 25, 1999, hereby appoints Douglas G. Voss and Thomas J. Ahmann, and either of them, as proxy or proxies, with full power of substitution, to represent the undersigned and to vote, as designated below, all shares of Common Stock of Great Lakes Aviation, Ltd. (the "Company") held of record by the undersigned on May 19, 1999, at the Annual Meeting of Shareholders to be held at the Village East Resort, 1405 Highway 71 South, Okoboji, Iowa, on Friday, June 25, 1999, at 10:00 a.m., local time, and any adjournment thereof.

1. To elect four directors of the Company for the ensuing year and until his or her successor shall be elected and duly qualified.
    / /  FOR all nominees        / /  WITHHOLD AUTHORITY
         listed below                 (TO VOTE FOR ALL
         (EXCEPT AS MARKED TO         NOMINEES LISTED BELOW)
         THE CONTRARY BELOW)

      DOUGLAS G. VOSS, VERNON A. MICKELSON, GAYLE R. VOSS, IVAN L. SIMPSON
   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

2. To consider and vote upon an amendment to the Company's Amended and Restated Articles of Incorporation to authorize the issuance of preferred stock.
                / /  FOR            / /  AGAINST            / /  ABSTAIN
3. To ratify and approve the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999.
                / /  FOR            / /  AGAINST            / /  ABSTAIN
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

                          (CONTINUED ON REVERSE SIDE)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

    Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                              ----------------------------------
                                                         (Signature)

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                                                         (Signature)
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